Curian/Ashmore Emerging Market Small Cap Equity Fund Summary (Curian/Ashmore Emerging Market Small Cap Equity Fund)	0 Months Ended
Apr. 25, 2013
Curian/Ashmore Emerging Market Small Cap Equity Fund
Prospectus [Line Items]
Risk Narrative [Text Block]
In the summary prospectus for all funds that have “Investment style risk” in the section entitled “Principal Risks of Investing in the Fund,” please delete “Investment style risk” in its entirety and replace with the following:

Risk Footnotes [Text Block]
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Investment style risk – Value stocks may not increase in price if other investors fail to recognize a security’s potential worth, or the factors that are expected to increase the price of a security do not occur. In the past, over the long-term, the growth and value stock categories have had similar returns; however, each category sometimes outperforms the other for long periods of time.